--------------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                             -------------------------

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                             -------------------------

                         DATE OF REPORT: OCTOBER 15, 1998
                         (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in its charter)


       NEVADA                            0-23553                36-4010347
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
 of incorporation or                                        Identification No.)
    organization)





7327 OAK RIDGE HIGHWAY, SUITE B
KNOXVILLE, TENNESSEE                                             37931
(Address of principal executive offices)                     (Zip Code)

                                    (423) 769-4011
                 (Registrant's telephone number including area code)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS.

     Photogen Technologies, Inc. announced the signing of two research agreements with Harvard Medical School affiliates in a press release dated October 15, 1998, filed as Exhibit 99 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

99 Press release of the Company, dated October 15, 1998, announcing the signing of two research agreements with Harvard Medical School affiliates.

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Photogen Technologies, Inc.

                                           By:    /s/ John Smolik
                                               -----------------------
                                               John Smolik, President
Date:     October 15, 1998

                                    EXHIBIT INDEX

Exhibit
No.         Description
----        -----------
99          Press release of the Company, dated October 15, 1998, announcing the signing of two research agreements with Harvard Medical School affiliates.